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Household Finance Corporation
Household Revolving Home Equity Loan Trust 1996-2
Revolving Home Equity Loan Asset Backed Certificates - Series 1996-2
P & S Agreement Date:           November 1, 1996
Original Settlement Date:          November 26, 1996
Series Number of Class A-1 Certificates:     441919AK3
Original Sale Balance:             $776,373,000
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Servicer Certificate                                             (Page 1 of 3)
Distribution Date:                                                    08/20/97

Investor Certificateholder Floating Allocation Percentage               97.50%
Investor Certificateholder Fixed Allocation Percentage                  97.50%
Aggregate Amount of  Collections                                 32,260,221.27
Aggregate Amount of  Interest Collections                         8,423,708.93
Aggregate Amount of  Principal Collections                       24,104,542.39
Class A Interest Collections                                      8,213,175.17
Class A Principal Collections                                    22,430,721.65
Seller Interest Collections                                         210,533.76
Seller Principal Collections                                      1,673,820.74
Weighted Average Loan Rate                                              13.79%
Net Loan Rate                                                           12.79%
Weighted Average Maximum Loan Rate                                      18.67%
Class A-1 Certificate Rate                                             5.8041%
Maximum Investor Certificate Rate                                     12.7900%
Class A-1 Certificate Interest Distributed                        3,731,143.06
Class A-1 Investor Certificate Interest Shortfall before Draw             0.00
Unpaid Class A-1 Certificate Interest Shortfall Received                  0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining                 0.00
Unpaid Class A-1 Carryover Interest Amount                                0.00
Maximum Principal Dist. Amount (MPDA)                            23,502,049.35
Alternative Principal Dist. Amount (APDA)                        22,430,721.65
Rapid Amortization Period? (Y=1, N=0)                                     0.00
Scheduled Principal  Distribution Amount (SPDA)                  22,430,721.65
Principal  allocable to Class A-1                                12,218,752.82
SPDA deposited to Funding Account                                22,430,721.65
Subsequent Funding Mortgage Loans Purchased in Period                     0.00
Cumulative Subsequent Funding Mortgage Loans Purchased           68,797,771.64
Accelerated Principal Distribution Amount                                 0.00
APDA allocable to Class A-1                                               0.00
Reimbursement to Credit Enhancer                                          0.00
Spread Trigger hit?                                                         No
Loss Trigger hit?                                                           No
Reduction in Certificate Principal Balance due to Current Class A-1
Liquidation Loss Amount                                             436,735.54
Cumulative Investor Liquidation Loss Amount                         436,735.54
Total Principal allocable to A-1                                 12,655,488.36
Beginning Class A-1 Certificate Principal Balance               771,420,639.29
Ending Class A-1 Certificate Principal Balance                  758,765,150.93
Pool Factor (PF)                                                     0.9773204
Retransfer Deposit Amount (non 2.07 transfers)                            0.00
Servicing Fees Distributed                                          597,346.87
Beg. Accrued and Unpaid Inv. Servicing Fees                               0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                             0.00
End. Accrued and Unpaid Inv. Servicing Fees                               0.00
Number of Mortgage Loans Retransferred pursuant to 2.07                      0
Cumulative Number of Mortgage Loans Retransferred pursuant to 2.07           0
Mortgage Loans Retransferred pursuant to 2.07 ($)                         0.00
Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)              0.00
Aggregate Investor Liquidation Loss Amount                          436,735.54
Investor Loss Reduction Amount                                            0.00
Beginning Pool Balance                                          736,692,233.31
Ending Pool Balance                                             713,803,828.17
Servicer Certificate                                             (Page 2 of 3)
Distribution Date:                                                    08/20/97

Beginning Invested Amount                                       775,402,043.29
Ending Invested Amount                                          762,746,554.93
Beginning Seller Principal Balance                               19,875,992.83
Ending Seller Principal Balance                                  19,855,044.88
Additional Balances                                               1,673,820.74
Beginning Funding Account Balance                                58,585,802.81
Ending Funding Account Balance                                   68,797,771.64
Ending Funding Account Balance % (before any purchase of Subsequent Loans or
release to Certs.)                                                      10.17%
Ending Funding Account Balance % (after purchase of Subsequent Loans or
release to Certs.)                                                       8.64%
Principal Balance of Subsequent Funding Loans Purchased in Period        $0.00
Principal Collections to purchase Addn'l Bal and/or paid to Cert 12,218,752.82
Investment Earnings on Funding Account                             $268,030.05
Excess Funding Amount                                                    $0.00
Beginning Spread Account Balance                                  2,786,983.00
Ending Spread Account Balance                                     2,786,983.00
Beginning Seller Interest                                                2.70%
Ending Seller's Interest                                                 2.78%
Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts                                                     1,548
     Trust Balance                                               53,354,360.36
   60 - 89 days (Del Stat 2)
     No. of Accounts                                                       330
     Trust Balance                                               11,485,037.28
   90+ (Del Stat 3+)
     No. of Accounts                                                       413
     Trust Balance                                               14,473,166.03
   REO
     No. of Accounts                                                         8
     Trust Balance                                                  387,801.02
Rapid Amortization Event ?                                                  No
   Failure to make payment within 5 Business Days of Required Date ?        No
   Failure to perform covenant relating to Trust's Security Interest ?      No
   Failure to perform other covenants as described in the Agreement ?       No
   Breach of Representation or Warranty ?                                   No
   Bankruptcy, Insolvency or Receivership relating to Seller ?              No
   Subject to Investment Company Act of 1940 Regulation ?                   No
   Servicing Termination ?                                                  No
   Aggregate of Credit Enhancement Draw Amounts exceed 1% of the Cut-off
    Balance and Pre-Funded Amount
No
Event of Default ?                                                          No
 Failure by Servicer to make payment within 5 Bus. Days of Required Date ? No Failure by Servicer to perform covenant relating to Trust's Security Int? No Failure by Servicer to perform other covenants as described in the Agreemt?No
 Bankruptcy, Insolvency or Receivership relating to Master Servicer ?       No
 Trigger Event ?                                                            No
Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)         N/A
Premium Distributed to Credit Enhancer                                    0.00
Amount Distributed to Seller                                      1,884,354.50
Master Servicer Credit Facility Amount                                    0.00
Guaranteed Principal Distribution Amount                                  0.00
Credit Enhancement Draw Amount                                            0.00
Spread Account Draw Amount                                                0.00
Capitalized Interest Account Draw                                         0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))                       0.00
Amount paid to Trustee                                                    0.00
Cumulative Draw under Policy                                              0.00
Net Yield                                                                5.34%
Total  Available Funds

Servicer Certificate                                             (Page 3 of 3)
Distribution Date:                                                    08/20/97

     Aggregate Amount of Collections                             32,260,221.27
     Deposit for principal not used to purchase subsequent loans          0.00
     Interest Earnings on the Funding Account                       268,030.05
     Total                                                       32,528,251.32
Application of Available Funds
     Servicing Fee                                                  597,346.87
     Principal and Interest to Class A-1                         16,386,631.42
     Seller's portion of Principal and Interest                   1,884,354.50
     Funds deposited into Funding Account (Net)                  10,211,968.83
     Funds deposited into Spread  Account                                 0.00
     Excess funds released to Seller                              3,447,949.70
     Total                                                       32,528,251.32


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.












A Servicing Officer




























Statement to Certificateholders                                  (Page 1 of 1)
Distribution Date:                                                    08/20/97

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating Allocation Percentage              97.5007%
Class A Certificateholder Fixed Allocation Percentage                 97.5005%
Beginning Class A-1 Certificate Balance                         771,420,639.29
Class A-1 Certificate Rate                                           5.804060%
Class A-1 Certificate Interest Distributed                            4.805864
Class A-1 Certificate Interest Shortfall Distributed                  0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall             0.000000
Rapid Amortization Event ?                                                  No
Class A-1 Certificate Principal Distributed                          16.300784
Maximum Principal Distribution Amount                                30.271595
Scheduled Principal  Distribution Amount (SPDA)                      28.891682
Accelerated Principal Distribution Amount                             0.000000
Aggregate Investor Liquidation Loss Amount Distributed                0.562533
Total Amount Distributed to Certificateholders                       20.544115
Principal Collections deposited into Funding Account             22,430,721.65
Ending Funding Account Balance                                   68,797,771.64
Ending Class A-1 Certificate Balance                            758,765,150.93
Class A-1 Factor                                                     0.9773204
Pool Factor (PF)                                                     0.9773204
Unreimbursed Liquidation Loss Amount                                        $0
Accrued Interest on Unreimbursed Liquidation Loss Amount                    $0
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount           $0
Class A Servicing Fee                                               597,346.87
Beginning Invested Amount                                       775,402,043.29
Ending Invested Amount                                          762,746,554.93
Beginning Pool Balance                                          736,692,233.31
Ending Pool Balance                                             713,803,828.17
Spread Account Draw Amount                                                0.00
Credit Enhancement Draw Amount                                            0.00
DELINQUENCY & REO STATUS
   30 - 59 days (Del Stat 1)
     No. of Accounts                                                     1,548
     Trust Balance                                               53,354,360.36
   60 - 89 days (Del Stat 2)
     No. of Accounts                                                       330
     Trust Balance                                               11,485,037.28
   90+ (Del Stat 3+)
     No. of Accounts                                                       413
     Trust Balance                                               14,473,166.03
   REO
     No. of Accounts                                                         8
     Trust Balance                                                  387,801.02
Aggregate Liquidation Loss Amount for Liquidated Loans              261,673.67
Class A-1 Certificate Rate for Next Distribution Date            To be updated
Amount of any Draws on the Policy                                         0.00
Subsequent Mortgage Loans
     No. of Accounts                                                      0.00
     Trust Balance                                                        0.00
     Cumulative No. of Accounts                                       2,179.00
     Cumulative Trust Balance                                    68,797,771.64
Retransferred Mortgage Loans pursuant to 2.07
    Number of Mortgage Loans Retransferred pursuant to 2.07                  0
    Cumulative Number of Mortgage Loans Retransferred pursuant to 2.07       0
    Mortgage Loans Retransferred pursuant to 2.07 ($)                     0.00
    Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)          0.00